                                                                    EXHIBIT 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

         The undersigned executive officer of Banknorth Group, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the three months ended March 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                                    /s/ Stephen J. Boyle
                                                    -------------------------
                                             Name:  Stephen J. Boyle
                                             Title: Chief Financial Officer

Date: May 13, 2003

Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Banknorth Group, Inc. and will be retained by Banknorth Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.